Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Common shares of beneficial interest
Aggregate Sales Price	$ 579,055,622.00
Aggregate Redeemed or Repurchased, FY	585,413,011.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	(6,357,389.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00